UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 17, 2005

EVCI CAREER COLLEGES HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-14827	06-1488212
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Van Der Donck Street, 2nd Floor, Yonkers, New York 10701
(Address of principal executive offices)

Registrant’s telephone number, including area code (914) 963-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On February 17, 2005, EVCI issued a press release entitled “EVCI Career Colleges Continues Momentum of Record Growth and Profitability.” A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

  (c)    Exhibits

99.1	Press release of EVCI dated February 17, 2005

The information in this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

EVCI CAREER COLLEGES HOLDING CORP.

Dated: February 18, 2005	By:	/s/ Richard Goldenberg
Name: Richard Goldenberg
Title: Chief Financial Officer